Exhibit 24.1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ R. L. Waltrip
R. L. WALTRIP

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Thomas L. Ryan
THOMAS L. RYAN

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint James M. Shelger his true and lawful attorney and agent with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Jeffrey E. Curtiss
JEFFREY E. CURTISS

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorney and agent with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Eric D. Tanzberger
ERIC D. TANZBERGER

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Alan R. Buckwalter, III
ALAN R. BUCKWALTER, III

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Anthony L. Coelho
ANTHONY L. COELHO

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Jack Finkelstein
JACK FINKELSTEIN

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ A. J. Foyt, Jr.
A. J. FOYT, JR.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Malcolm Gillis
MALCOLM GILLIS

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ James H. Greer
JAMES H. GREER

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Victor L. Lund
VICTOR L. LUND

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ John W. Mecom, Jr.
JOHN W. MECOM, JR.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Clifton H. Morris, Jr.
CLIFTON H. MORRIS, JR.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ W. Blair Waltrip
W. BLAIR WALTRIP

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2004 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2005.

/s/ Edward E. Williams
EDWARD E. WILLIAMS